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                          REGISTRATION RIGHTS AGREEMENT

                                   dated as of

                                  May 13, 1997

                                     between

                            General Cable Corporation

                                       and

                          Wassall Netherlands Cable BV


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                          REGISTRATION RIGHTS AGREEMENT

                  AGREEMENT, dated as of May 13, 1997, between General Cable Corporation, a Delaware corporation (the "Company"), and Wassall Netherlands Cable BV, a Netherlands corporation ("Shareholder").

                              W I T N E S S E T H:

                  WHEREAS, on the date hereof the Company is a wholly-owned subsidiary of Shareholder; and

                  WHEREAS, Shareholder intends to dispose of a substantial portion of the shares of the common stock, par value $0.01 per share (the "Common Stock"), of the Company owned by it by means of a public offering of such shares (herein referred to as the "Offerings");

                  WHEREAS, in connection with the Offerings, the Company has agreed to grant to the Shareholder certain registration rights; and

                  WHEREAS, the parties hereto desire to enter into this Agreement, which sets forth the terms of such registration rights.

                  NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  1.1.  Definitions.

                  (a) The following terms, as used herein, have the following meanings:

                  "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with, such other Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; the

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terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Commission" means the Securities and Exchange Commission.

                  "Demand Registration" means a Demand Registration as defined in Section 2.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Holder" means the Shareholder and/or any member of the Shareholder Group.

                  "Person" means an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Piggyback Registration" means a Piggyback Registration as defined in Section 2.3.

                  "Registrable Securities" means all shares of Common Stock owned by the Shareholder immediately following the consummation of the Offerings (including any exercise the over-allotment option in connection therewith), whether owned at the relevant date by the Shareholder or any other member of the Shareholder Group, and any stock or other securities into which or for which such Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to the holders of such Common Stock (or such stock or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Selling Holder" means any Holder that has requested registration of its Registrable Securities pursuant to Section 2.1 or 2.3 hereof.

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                  "Shareholder Group" means Shareholder and its Affiliates
(other than the Company and its subsidiaries), including, without limitation, Wassall PLC.

                  "Underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

                                   ARTICLE II

                               REGISTRATION RIGHTS

                  2.1. Demand Registration. (a) A Holder or Holders may make a written request (a "Demand Request") for registration under the Securities Act of all or part of its Registrable Securities (a "Demand Registration"); provided that the Company shall not be obligated (i) to effect a demand Registration for the registration of fewer than 1,000,000 Registrable Shares or, if the number of Registrable Shares held by the Holders is less than 1,000,000, all of the Registrable Shares then held by the Holders, (ii) to effect more than one Demand Registration in any six-month period or (iii) to effect a Demand Registration on more than three occasions. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Subject to Section 2.2, the Company shall file a registration statement with respect to the Demand Registration as soon as practicable thereafter and in any event within 60 days after receiving a Demand Request (such 60th day being referred to herein as the "Required Filing Date") and shall use its best efforts to cause the same to be declared effective by the Commission as promptly as practicable after such filing.

                  (b) If the Holders of a majority of the Registrable Securities to be registered pursuant to a Demand Registration so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a "firm commitment" underwritten offering (which may be divided into separate U.S. and international offerings, and which shall together constitute one and only one Demand Registration). Such Holders shall select the managing Underwriters and any additional investment bankers and managers to be used in connection with the offering; provided that such managing Underwriters and additional investment bankers must be reasonably satisfactory to the Company (it being acknowledged and agreed by the Company

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that each of Dillon, Read & Co. Inc. and Merrill Lynch & Co. are acceptable for such purposes).

                  (c) If the Holders of a majority of the Registrable Securities to be registered pursuant to a Demand Registration so elect, the registration shall be a "shelf registration" pursuant to Rule 415 under the Securities Act (a "Shelf Registration"), which the Company shall maintain effective for a period of up to three years; provided, however, that for so long as such Shelf Registration shall be effective, no Holder may request a Demand Registration pursuant to this Agreement. The Holders may demand registration pursuant to this
Section 2.1(c) on no more than one occasion.

                  (d) A registration will not count as a Demand Registration unless a registration statement with respect thereto has been declared effective by the Commission and remains effective in compliance with, and subject to, the provisions of Section 3.1 hereof and the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement.

                  2.2. Deferral of Filing.

                  (a) The Company may defer the filing (but not the preparation) of a registration statement with respect to a Demand Registration required by
Section 2.1 until a date not later than 60 days after the Required Filing Date if (i) at any time prior to the Required Filing Date, the Company is engaged in confidential negotiations or other confidential business activities, disclosure of which (in the written opinion of outside counsel to the Company) would be required in such registration statement and would not be required if such registration statement were not filed, and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or
(ii) prior to receiving the Demand Request, the Company is actively engaged in discussions with underwriters with respect to a registered underwritten public offering of the Company's securities for the Company's account and is proceeding with reasonable diligence to effect such offering, provided that piggyback registration rights under Section 2.3 shall be available (subject to the limitations set forth therein).

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                  (b) A deferral of the filing of a registration statement
pursuant to this Section 2.2 shall be lifted if, in the case of a deferral pursuant to clause (ii) of Section 2.2(a), the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause
(ii) of Section 2.2(a), the proposed registration for the Company's account is completed or abandoned.

                  (c) In order to defer the filing of a registration statement pursuant to this Section 2.2, the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each requesting Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 2.2 and a general statement of the reason for such deferral and an approximation of the anticipated delay. Each Holder hereby agrees to keep confidential any information disclosed to such Holder in any such certificate (including the fact that such a certificate was delivered) and further agrees that such Holder will not, prior to the public disclosure of such information, purchase or sell any securities of the Company. Within 20 days after receiving such certificate, Holders holding a majority of the shares of Common Stock for which registration was previously requested may withdraw such request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Company may defer the filing of a particular registration statement pursuant to clauses (i) or (ii) of Section 2.2 only twice.

                  2.3. Piggyback Registration. (a) If the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock (i) for the Company's own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or (ii) for the account of any of its holders of Common Stock, then the Company shall give written notice of such proposed filing to each Holder as soon as practicable (but in no event less than 20 business days before the anticipated filing date), and such notice shall offer such Holder the opportunity to register such number of shares of Registrable Securities as such Holder may request on the same terms and conditions as the Company's or such holder's Common Stock (a "Piggyback Registration"). Each Holder who desires to have its or his Registrable Securities included in such registration statement shall so advise the Company in writing (stating the number of shares of Common Stock desired to be

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registered) within 15 business days after the date of such notice from the
Company. Any Holder shall have the right to withdraw such request for inclusion of such Holder's Registrable Securities in any registration statement pursuant to this Section 2.3(a) by giving written notice to the Company of such withdrawal prior to the effective date of the Registration Statement. Subject to
Section 2.4 below, the Company shall include in such registration statement all such Registrable Securities requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other securities originally proposed to be registered.

                  (b) If securities are proposed to be registered by the Company pursuant to Section 2.3(a) hereof, the Holder or Holders (acting together as a group) that have elected to have its or their Registrable Securities included therein, if any, shall have the right to select a managing Underwriter to be used in connection with the offering; provided that such managing Underwriter must be reasonably satisfactory to the Company (it being acknowledged and agreed by the Company that each of Dillon, Read & Co. Inc. and Merrill Lynch & Co. are acceptable for such purposes).

                  2.4. Reduction of Offering. Notwithstanding anything contained herein, if the managing Underwriter of an offering described in Section 2.3 delivers a written opinion to the Company that the size of the offering that Holders, the Company and any other Persons intend to make are such that the success of the offering would be materially and adversely affected, then the Company shall include in such registration (i) first, in any offering described in Section 2.3(a)(i), the securities being offered for the account of the Company, (ii) second, the number of Registrable Securities requested to be included that, in the opinion of such Underwriter, can be sold, pro rata among the Holders on the basis of the amount of Registrable Securities then owned by each Holder; (iii) third, in any offering described in Section 2.3(a)(ii), any securities being offered for the account of the Company that, in the opinion of such Underwriter, can be sold, and (iv) fourth, any other securities requested to be registered by any stockholder of the Company other than any Holder that, in the opinion of such Underwriter, can be sold.

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                                   ARTICLE III

                             REGISTRATION PROCEDURES

                  3.1. Filings; Information. Whenever a Holder requests that any Registrable Securities be registered pursuant to Section 2.1 or 2.3 hereof, the Company will use its reasonable efforts to effect the registration of such Registrable Securities as promptly as is practicable, and in connection with any such request:

                  (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof (including in a Rule 415 offering), and use its reasonable efforts to cause such filed registration statement to become effective as promptly as practicable, and thereafter prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than (i) 120 days in the case of any registration that is not a Shelf Registration, and (ii) in the case of a Shelf Registration, until the earlier of (x) such time as all of the Registrable Securities registered thereunder shall have been disposed of in accordance with the intended methods of distribution set forth in such registration statement, and (y) the third anniversary of the effective date of such registration statement.

                  (b) The Company will, prior to filing such registration statement or any amendment or supplement thereto, furnish to each Selling Holder and each applicable managing Underwriter, if any, copies thereof, and thereafter furnish to each such Holder and Underwriter, if any, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as each such Holder or Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

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                  (c) The Company will promptly notify each Selling Holder of any stop order issued or, to the Company's knowledge, threatened to be issued by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered (and in the event any stop order is issued, the Selling Holders may withdraw their request for registration, in which case such request will not be deemed a Demand Registration hereunder).

                  (d) The Company will endeavor to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as each Selling Holder reasonably requests; provided that the Company will not be required to
         (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

                  (e) The Company will, as promptly as is practicable, notify each Selling Holder, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to such Holders and to the Underwriters any such supplement or amendment. Each Selling Holder, by exercising its registration rights hereunder, agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, such Holder will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by such Holders and the Underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, each Selling Holder will deliver to the Company all copies, other than permanent file copies then in such

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         Holder's possession, of the most recent prospectus covering such
         Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.1(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to each Selling Holding such supplemented or amended prospectus.

                  (f) In the event that, prior to the time that the Company is eligible to use Form S-3 for a secondary offering pursuant to Rule 415 under the Securities Act, a Holder or Holders request a Shelf Registration in accordance with Section 2.1(c) hereof, the Company may take all action necessary to convert the registration statement to a registration statement on Form S-3 on or after the date that the Company is so eligible to use Form S-3 for a secondary offering.

                  (g) The Company will enter into customary agreements (including an underwriting agreement in customary form containing customary lock-up provisions extending up to 90 days) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities.

                  (h) The Company will furnish to each Selling Holder and to each Underwriter a signed counterpart, addressed to such Holder or such Underwriter, of (i) an opinion or opinions of external and/or internal counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as such Holder or the managing Underwriter reasonably requests.

                  (i) The Company will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

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                  (j) The Company will use its reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (k) Upon request of the managing Underwriter, the Company will use its best efforts to cause such members of management as are requested by such Underwriter to participate in the preparation and presentation of a "road show" with respect to any offering pursuant to
         Section 2.1 or 2.3 hereof.

                  (l) Subject to execution of confidentiality agreements satisfactory in form and substance to the Company in the exercise of reasonable judgment, the Company will give the Selling Holders and the Underwriters, if any, and their respective counsel and accountants (i) reasonable and customary access to its books and records and (ii) such opportunities to discuss the business of the Company with its directors, officers, employees, counsel and the independent public accountants who have certified its financial statements, as shall be appropriate, in the reasonable judgment of counsel for such Selling Holders and/or Underwriters, to conduct a reasonable investigation within the meaning of the Securities Act.

                  The Company may require each Selling Holder promptly to furnish in writing to the Company such information regarding such Holder, the plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

                  3.2. Registration Expenses. (a) In connection with any Demand Registration or any Piggyback Registration, the Company shall pay the following expenses incurred in connection with such registration: (i) filing fees with the Commission, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) expenses in connection with printing and delivery of prospectuses and all amendments and supplements thereto during the applicable prospectus delivery period and securities engraving expenses, (iv) fees and expenses incurred in connection with the listing of the Registrable Securities and with obtaining any necessary clearance by The National Association of Securities Dealers, Inc., (v) fees

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and expenses of counsel and independent certified public accountants for the
Company and of counsel for the Underwriters, if any, (vi) the fees and expenses of any additional experts retained by the Company in connection with such registration and (vii) fees and expenses of counsel for the Selling Holders; provided however that the Company shall only be responsible for the fees of one separate firm of attorneys for the Selling Holders. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which they are to be listed. Each Selling Holder, by exercising its registration rights hereunder, agrees to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities by such Holder.

                  (b) The obligation of the Company to bear the expenses described in Section 3.2(a) shall apply irrespective of whether and when a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended, or is converted to another form of registration.

                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

                  4.1. Indemnification by the Company -- Registrable Securities. The Company agrees to indemnify and hold harmless each Selling Holder and each Person, if any, who controls each Selling Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, and the officers, directors, Affiliates, employees and agents of each of the foregoing, from and against any and all losses, claims, judgments, damages and liabilities arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary or final prospectus contained therein or arising out of or based upon any omission or alleged omission to state in any such registration statement or prospectus a material fact required to be stated therein

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or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, judgments, damages or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in conformity with information relating to such Holder or the plan of distribution of Registrable Securities to be sold by such Holder, in each case furnished in writing to the Company by such Holder expressly for use therein; provided that except in the case of an underwritten offering, the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of a Selling Holder if a copy of the final prospectus was furnished to such Selling Holder and was not provided to a purchaser and such final prospectus would have cured the defect giving rise to such loss, claim, damage or liability. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

                  4.2. Indemnification by Selling Holders -- Registrable Securities. Each Selling Holder agrees to indemnify and hold harmless the Company, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the officers, directors, Affiliates, employees and agents of each of the foregoing, from and against any and all losses, claims, judgments, damages and liabilities arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary or final prospectus contained therein, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only insofar as such losses, claims, judgments, damages or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in conformity with information relating to such Holder or the plan of distribution of Registrable Securities to be sold by such Holder, in each case furnished in writing to the Company by such Holder expressly for use therein. Each Holder, by exercising its registration rights hereunder, also agrees to indemnify and

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hold harmless any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this
Section 4.2.

                  4.3. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Sections 4.1 or 4.2, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing of such proceeding; provided, that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party on account of the indemnity agreement contained in Section
4.1 or 4.2 above except to the extent that the Indemnifying Party was actually prejudiced by such failure, and in no event shall such failure relieve the Indemnifying Party from any other liability that it may have to such Indemnified Party. If the Indemnified Party, at its option, elects to defend any such proceeding with counsel retained by it, the Indemnifying Party shall pay the fees and disbursements of such counsel related to such proceeding. Upon the request of the Indemnified Party, the Indemnifying Party shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. If, pursuant to the immediately preceding sentence, the Indemnified Party shall have requested the Indemnifying Party to retain counsel to represent such Indemnified Party with respect to any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses

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shall be reimbursed as they are incurred. Any Indemnifying Party against whom indemnity may be sought under this Section 4.3 shall not be liable to indemnify any Indemnified Party if such Indemnified Party settles such claim or action without the consent of the Indemnifying Party. The Indemnifying Party may not agree to any settlement of any such claim or action, other than solely for monetary damages for which the Indemnifying Party shall be responsible hereunder, resulting in any remedy or relief applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party.

                  4.4. Contribution -- Offerings. If the indemnification provided for in Sections 4.1 or 4.2 is unavailable to an Indemnified Party in respect of any losses, claims, judgments, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, judgments, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Holders and the Underwriters from the offering of the securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, the Selling Holders and the Underwriters in connection with the statements or omissions that resulted in such losses, claims, judgments, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Holders and the Underwriters shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by each of the Company and the Selling Holders and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the prospectus, bear to the aggregate public offering price of the securities. The relative fault of the Company, the Selling Holders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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         The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses) received by such Selling Holder exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE V

                    ADDITIONAL REGISTRATION RIGHTS PROVISIONS

                  5.1. Participation in Underwritten Registrations. No Person may participate in any underwritten registered offering contemplated hereunder unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these Registration Rights.

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                  5.2. Rule 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such reporting requirements.

                  5.3. Holdback Agreements. Each Holder, by exercising its registration rights hereunder, agrees not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period (or such lesser period as the lead or managing underwriters may permit) beginning on, the effective date of such registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 offerings) other than (i) the Registrable Securities to be sold pursuant to such registration statement,
(ii) in a transaction not involving a public offering, provided that the purchaser (or purchasers) of such shares agrees to be bound by such lock-up restrictions for the remainder of the lock-up period or (iii) to a member of the Shareholder Group.

                                   ARTICLE VI

                                  MISCELLANEOUS

                  6.1. Notices. All notices, requests and other communications to either party hereunder shall be in writing
(including telecopy or similar writing) and shall be given,

                  if to the Company, to:

                           General Cable Corporation
                           4 Tesseneer Drive
                           Highland Heights, KY 41076
                           Attention: General Counsel
                           Telecopier: (606) 572-8444

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                  if to Shareholder, to:

                           Wassall Netherlands Cable BV
                           c/o Wassall USA, Inc.
                           The Moorings
                           301 Riverside Avenue
                           Westport, CT  06880
                           Attention:  General Counsel
                           Telecopier: (203) 221-6443

or such other address or telecopier number as such party may hereafter specify for the purpose by notice to the other party hereto. Notices, requests and other communications to other Holders shall also be in writing (including telecopy or similar writing) and shall be given at the address or telecopier number specified pursuant to Section 6.1. Each such notice, request or other communication shall be effective when delivered at the address specified in this
Section 6.1.

                  6.2.  Amendments; No Waivers.

                  (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Holders of a majority of the Registrable Securities and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.

                  (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  6.3. Successors and Assigns. The parties hereto may assign all or any portion of their rights, but not their obligations, to any other Person without the consent of the other party hereto. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto, this respective successors and permitted assigns or an Indemnified Party, any rights or remedies hereunder.

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                  6.4. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

                  6.5. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect thereto. No representation, inducement, promise, understanding, condition or warranty not set forth herein or therein has been made or relied upon by any of the parties hereto.

                  6.6. Governing Law. The Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

                  6.7. Severability. In the event that any one or more of the provisions contained herein, or the application hereof in any circumstance, is held invalid, illegal, or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  6.8. Confidentiality. Each Holder acknowledges that the information received by it pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than the Underwriter, if any, its attorneys, or its employees or agents having a need to know the contents of such information), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required by applicable law or stock exchange rules to disclose such information; it being understood that nothing contained herein shall restrict or otherwise affect the ability of any Holder to disclose or use any information provided hereunder that is also provided to such Holder pursuant to any other agreement (to the extent permitted under such other agreement) or that is otherwise provided to any Holder in a capacity other than as a Holder hereunder.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                            GENERAL CABLE CORPORATION

                                            By ______________________________
                                               Name:

                                               Title:

                                            WASSALL NETHERLANDS CABLE BV

                                            By ______________________________
                                               Name:

                                               Title:

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